UNIVERSAL ANNUITY


SEMI-ANNUAL REPORTS
JUNE 30, 1999



                                   [UMBRELLA LOGO]






                                    THE TRAVELERS TIMED GROWTH AND INCOME
                                    STOCK ACCOUNT FOR VARIABLE ANNUITIES

                                    THE TRAVELERS TIMED SHORT-TERM
                                    BOND ACCOUNT FOR VARIABLE ANNUITIES

                                    THE TRAVELERS TIMED AGGRESSIVE
                                    STOCK ACCOUNT FOR VARIABLE ANNUITIES




    [TRAVELERS LIFE & ANNUITY LOGO]
    The Travelers Insurance Company
    The Travelers Life and Annuity Company
    One Tower Square
    Hartford, CT  06183

                    The Travelers Investment Management Company ("TIMCO")
                    provides equity management and advisory services for the
[TIMCO LOGO]        following Travelers Variable Products Separate Accounts
                    contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers
                    Timed Short-Term Bond Account for Variable Annuities and The
                    Travelers Timed Aggressive Stock Account for Variable
                    Annuities.

[TRAVELERS LIFE & ANNUITY LOGO]

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF JUNE 30, 1999



ECONOMIC REVIEW

The first half of 1999 was a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998--which included a dive in bond yields and a 0.75% decrease in interest rates--yields have recovered quite well. Investor optimism, however, was tempered by concerns about inflation, interest rates, and continued economic growth.

EQUITY COMMENTARY

The year began on a volatile note for global financial markets as a new threat emerged in Latin America. The devaluation of the Brazilian currency raised concerns for U.S. companies with exposure to Latin America and took its toll on the stock market in the middle of January. The Dow Jones Industrial Average ("DJIA") swung from intra-day levels of above 9,700 to below 9,000. Stock prices did recover, however, to finish higher at the end of January.

Interest rate concerns dominated market psychology during February. Despite low inflation, interest rates moved higher amid fears of the Federal Reserve Board ("Fed") tightening in response to the strong U.S. economy. In February, the yield on the 30-year Treasury bond moved from 5.18% to 5.55%. Stock market valuations became a concern as investors focused on the rise in interest rates, the lack of a substantial earnings recovery and high price-to-earnings multiples. Consumer prices rose 0.1% in February and 1.6% from a year ago.

During the month of March, market sentiment reversed and investors focused on the reality of DJIA 10,000. After repeated assaults, the DJIA did breach 10,000 on March 16, retreated and then went on to close at 10,006 on March 29. Economic activity remained brisk and it became obvious that first quarter Gross Domestic Product ("GDP") growth would be above expectations

The Standard & Poor's 500 Stock Index ("S&P 500") gained 5.0% in the first quarter of 1999. The S&P 400 Mid Cap Index fell by -6.4% while the Russell 2000 Index declined by -5.4%. The S&P 500 Growth Index produced a 6.9% total return, outpacing the 2.9% total return of the S&P 500 Value Index. All sectors except consumer staples (-11%) registered respectable gains in the first quarter of 1999. The market rally was led by the energy services (22%) and technology (9%) sectors. The financial services (7%) and Consumer Discretionary (6%) sectors also performed well.

Despite a rise in interest rates in the second quarter, the U.S. stock market finished firmly in positive territory. Evidence of stronger-than-expected economic growth prompted hopes of a meaningful earnings recovery during the quarter and, at the same time, triggered concerns about rising interest rates. Both implications led to a furious rally in small cap and value stocks.

Interest rates began to climb in the month of May as investors worried about inflation concerns on the heels of recent economic strength. First quarter GDP growth was revised down to 4.1% from 4.5%, but other indicators provided evidence of continued strength in the economy. The stock market sagged during May under the burden of lofty valuations and higher rates.

The Fed took center stage in the month of June as investors anxiously awaited its next monetary policy move. Even though inflation data released in June was lower than consensus expectations, the bond and stock markets had clearly anticipated a 25 basis point rate hike as a result of unexpected economic strength. The decision to raise the federal-funds rate by 25 basis points on June 30, 1999 therefore, came as no surprise and markets rallied when the Fed announced that it had now switched to a neutral bias in monetary policy.

The rotation into value and small cap stocks began in the middle of April and continued through May. This trend reversed in June, as investors became comfortable that a proactive Fed policy would preempt inflation and keep interest rates in check. The S&P 500 Index advanced by 7.1% in the second quarter. The S&P 400 Mid Cap Index gained 14.2% while the Russell 2000 Index rose sharply by 15.6%. The S&P 500 Value Index produced a 10.8% total return, outpacing the 3.8% total return of the S&P 500 Growth Index.

All sectors within the S&P 500 except health care (-4%) registered respectable gains in the second quarter. The economically sensitive, value-oriented materials and processing (19%), energy services (14%) and producer durables (14%) sectors led the market rally. The utilities (13%) and technology (10%) sectors also performed well.

The focus in the U.S. stock market has now switched from the earnings front to the future direction of interest rates. The early second quarter earnings reports project a healthy growth in corporate profits from the prior year. With the DJIA now trading well above 10,000 and at unprecedented valuation levels, any further increase in interest rates could trigger a compression in the price-to-earnings multiple for the stock market.

FIXED INCOME COMMENTARY

The long anticipated slowdown in U.S. economic activity again failed to happen during the reporting period. Global stock markets continued to rise led by better than expected profit growth and continued merger and acquisition activity. The risks of higher U.S. economic growth were more fairly reflected in the yield curve in the U.S. at the end of the first quarter of 1999 than they were at the beginning.

The stronger than expected growth caused interest rates to rise in the first quarter of 1999. The 30-year U.S. Treasury bond had its third worst quarter of the 1990s. In fact, only the first quarters of 1994 and 1996 were worse. The Lehman Government/Corporate Index declined about 1.2% in the first quarter of 1999. U.S. Treasuries underperformed as spreads narrowed in all sectors.

During the first half of 1999, U.S. economic growth continued at a robust pace, posting a 4.3% annualized GDP growth rate for the first quarter of 1999. Furthermore, the labor market continued to be extremely tight, as the unemployment rate fell to a 29-year low of 4.2% in March. Defying the expectations of many economists, inflation--as measured by the Consumer Price Index ("CPI")--was virtually absent. Productivity gains and sagging global demand were credited with keeping inflation under control.

However, in the month of April, the CPI rose by 0.7%, its largest monthly increase in nine years. This, coupled with signs that many world economies were in the beginning stages of growth and recovery, deepened fears that inflationary pressures were reaching a breaking point. These concerns brought about an increase in the yield of the benchmark 30-year U.S. Treasury Bond, which gained 71 basis points between April 8th and June 24th to close at 6.16%.

To counter these inflationary pressures, the Fed raised short-term interest rates by 0.25% at the end of June, and subsequently adopted a neutral stance on monetary policy. Meanwhile, during the months of May and June, the CPI remained constant, generating considerable optimism that inflation had retreated. Further reports of rising U.S. jobless claims added to the optimism.

The unwillingness of consumer spending to slow down keeps the Fed's monetary policy on watch. With the world economic crisis abating, we cannot rule out the possibility of the Fed raising rates before year-end. However, in our view, the most likely case is that the Fed's monetary policy will remain neutral through the third quarter of 1999. By next year we think that nominal growth should slow below 5% and may allow room for additional short-term rates cuts. However, if global economic growth accelerates unexpectedly and signs of inflation emerge during the remainder of 1999, the Fed will not hesitate to raise rates again.


DAVID A. TYSON, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

                                TABLE OF CONTENTS



                                                                           PAGE
-------------------------------------------------------------------------------

THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES......................................................   4

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES..........  17

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES...........25

                                  THE TRAVELERS
                             TIMED GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is managed by The Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TGIS to provide diversified exposure to the large-company segment of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Account TGIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the six months ending June 30, 1999, Account TGIS achieved a total return of 12.4%, before fees and expenses, in line with the S&P 500 index return of 12.4%. Net of fees and expenses, Account TGIS's total return of 10.9% for the first half of 1999 was comparable to the 11.3% average return for variable annuity stock accounts in the Lipper Growth & Income Category. On a trailing twelve month basis as of June 30, 1999, Account TGIS had a total return of 20.1%, net of fees and expenses, well ahead of the Lipper Growth & Income Category average of 14.9%.

During the first quarter of 1999, stock selection was most favorable in the Technology, Financial Services and Utilities sectors while relative performance was disappointing in the Consumer Discretionary and Consumer Staples sectors.

Our holdings in the Technology sector added value relative to the benchmark as several successful growth stocks rebounded sharply from their early 1999 sell-off. Higher price-to-earnings growth stocks such as America Online, Sun Microsystems and EMC Corp, which fell in February as interest rates rose by nearly 50 basis points, posted gains of over 20% in March and helped Account TGIS's performance.

In the Financial Services sector, our overweight positions in Merrill Lynch, Morgan Stanley Dean Witter and Lehman Brothers performed better than the rest of the investment banking and brokerage industry. In the Utilities sector, our positions in long-distance and cellular telephone companies such as Airtouch Communications, Sprint PCS, Nextel Communications and MCI Worldcomm performed better than the regional telephone companies and the electric utilities group.

Account TGIS's performance was hurt in the Consumer Discretionary sector as a result of our small overweight position in Rite Aid Corp, a discount drug retailer, which warned of an earnings shortfall in mid-March and still disappointed relative to lower expectations. We were also hurt by our overweight position in Suiza Foods, a leading producer of dairy products in the Consumer Staples sector, where the threat of rising milk prices cast doubts on the near term earnings outlook.

The market environment changed in the second quarter as successful stocks with high price-to-earnings ratios declined and out-of-favor, value-oriented stocks came surging back. As a general rule, we tend to exclude those stocks which lack earnings visibility and we, therefore, underperformed our benchmark. Stock selection was least favorable in the Technology, Health Care and Consumer Discretionary sectors and favorable in the Materials and Processing sector.

In the Technology sector, this philosophy led us to underweight positions in Computer Associates and Hewlett Packard which rose in the second quarter rally in value stocks. Our overweight position in high growth stocks such as America Online lost ground as investors expressed concerns about high valuation levels.

In the Health Care sector, McKesson HBOC, a medical services company, hurt performance as investors punished the stock for a negative restatement of earnings and concerns about prior accounting irregularities. Our positions in high growth companies like Pfizer, Watson Pharmaceuticals and Guidant Corp lost ground. In the Consumer Discretionary sector, a similar theme repeated itself as our position in Costco lost ground and cheap stocks with previous earnings woes such as Eastman Kodak rose sharply.

The Materials and Processing sector produced the best relative performance. A number of our overweight positions such as Lyondell Chemicals, Alcoa and W.R. Grace produced strong gains in anticipation of increased demand and higher commodity prices from a strong economy.

The focus in the U.S. stock market has now switched from the earnings front to the future direction of interest rates. The early second quarter earnings reports project a healthy growth in corporate profits from the prior year. With the stock market now trading well above the Dow Jones Industrial Average 10,000 and at unprecedented valuation levels, any further increase in interest rates could trigger a compression in the price-to-earnings multiple for the market.

In our disciplined approach to stock selection, we screen our research universe of over 1,000 large cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. A small sample of our current holdings is presented here to illustrate our investment approach. In the Technology sector, our recent emphasis in lower price-to-earnings growth stocks such as Compuware and BMCS has paid off well. We are also positioned to benefit from a continued rally in value stocks through our positions in materials stocks such as Alcoa, Georgia Pacific and W.R. Grace.


PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA



                                  [TIMCO LOGO]

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 1999


ASSETS:
 Investment securities, at market value (cost $114,454,451) ............     $141,982,276
 Cash ..................................................................           77,923
 Receivables:
  Dividends ............................................................          122,484
  Investment securities sold ...........................................        1,851,454
  Purchase payments and transfers from other Travelers accounts ........           30,616
  Variation on futures margin ..........................................          156,250
 Other assets ..........................................................               53
                                                                             ------------

    Total Assets .......................................................      144,221,056
                                                                             ------------


LIABILITIES:
 Payables:
  Investment securities purchased ......................................        1,342,419
  Contract surrenders and transfers to other Travelers accounts ........          102,823
  Investment management and advisory fees ..............................            7,320
  Market timing fees ...................................................           28,306
  Insurance charges ....................................................           28,306
                                                                             ------------

    Total Liabilities ..................................................        1,509,174
                                                                             ------------

NET ASSETS:
      (Applicable to 28,806,842 units outstanding at 4.954 per unit)....     $142,711,882
                                                                             ============


                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999


INVESTMENT INCOME:
  Dividends ............................................      $               722,971
  Interest  ............................................                      377,645
                                                             -------------------------
    Total income .......................................                                  $          1,100,616

EXPENSES:
  Market timing fees ...................................                      824,595
  Investment management and advisory fees ..............                      213,273
  Insurance charges ....................................                      824,595
                                                             -------------------------

    Total expenses .....................................                                             1,862,463
                                                                                         ----------------------

    Net investment loss ................................                                              (761,847)
                                                                                         ----------------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN
      ON INVESTMENT SECURITIES:
  Realized gain from investment security transactions:
    Proceeds from investment securities sold ...........                   37,529,052
    Cost of investment securities sold .................                   34,436,308
                                                             -------------------------

      Net realized gain ................................                                             3,092,744

Change in unrealized gain on investment securities:
    Unrealized gain at December 31, 1998 ...............                   17,656,288
    Unrealized gain at June 30, 1999 ...................                   27,527,825
                                                             -------------------------

      Net change in unrealized gain for the period .....                                             9,871,537
                                                                                         ----------------------

      Net realized gain and change in unrealized gain ..                                            12,964,281
                                                                                         ----------------------

Net increase in net assets resulting from operations ...                                  $         12,202,434
                                                                                         ======================



                       See Notes to Financial Statements

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                            FOR VARIABLE ANNUITIES

                      STATEMENT OF CHANGES IN NET ASSETS



                                                                                          SIX MONTHS
                                                                                            ENDED            YEAR ENDED
                                                                                           JUNE 30,         DECEMBER 31,
                                                                                            1999               1998
                                                                                            ----               ----
                                                                                         (UNAUDITED)
OPERATIONS:
 Net investment loss..............................................................     $    (761,847)     $  (1,658,997)
 Net realized gain from investment security transactions..........................         3,092,744         60,348,770
 Net change in unrealized gain on investment securities...........................         9,871,537        (31,625,672)
                                                                                        ------------      -------------

   Net increase in net assets resulting from operations...........................        12,202,434         27,064,101
                                                                                        ------------      -------------

UNIT TRANSACTIONS:
 Participant purchase payments
   (applicable to 522,616 and 1,393,179 units, respectively)......................         2,458,406          5,425,118
 Participant transfers from other Travelers accounts
   (applicable to 473,025 and 1,384,558 units, respectively)......................         2,233,407          5,367,961
 Market timing transfers from other Travelers timed accounts
   (applicable to 9,273,623 and 10,452,244 units, respectively)...................        44,512,134         44,617,650
 Administrative charges
   (applicable to 13,323 and 31,443 units, respectively)..........................           (63,233)          (133,088)
 Contract surrenders
   (applicable to 1,280,699 and 3,370,312 units, respectively)....................        (6,031,742)       (13,144,096)
 Participant transfers to other Travelers accounts
   (applicable to 663,866 and 2,139,672 units, respectively)......................        (3,116,998)        (8,225,358)
 Market timing transfers to other Travelers timed accounts
   (applicable to 4,676,710 and 42,726,533 units, respectively)...................       (21,940,344)      (160,776,295)
 Other payments to participants
   (applicable to 19,756 and 82,003 units, respectively)..........................           (94,578)          (319,237)
                                                                                        ------------      -------------

   Net increase (decrease) in net assets resulting from unit transactions.........        17,957,052       (127,187,345)
                                                                                        ------------      -------------

     Net increase (decrease) in net assets........................................        30,159,486       (100,123,244)

NET ASSETS:
 Beginning of period..............................................................       112,552,396        212,675,640
                                                                                        ------------      -------------

 End of period....................................................................      $142,711,882      $ 112,552,396
                                                                                        ============      =============

                       See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

    The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange, or in the absence of such price, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $30,399,111 and $15,267,303, respectively; the cost of purchases and proceeds from sales of direct and indirect U.S. government securities were $493,951 and $77,306, respectively, for the six months ended June 30, 1999. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account TGIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $4,029 and $16,676 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

    At June 30, 1999, Account TGIS held 25 open S&P 500 Stock Index futures contracts expiring in September, 1999. The underlying face value, or notional value, of these contracts at June 30, 1999 amounted to $8,635,625. In connection with these contracts, short-term investments with a par value of $750,000 had been pledged as margin deposits.

    Net realized gains resulting from futures contracts were $598 and $2,707,685 for six months ended June 30, 1999 and the year ended December 31, 1998, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 1999 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TGIS.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TGIS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial period) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $28,476 and $57,912 of contingent deferred sales charges for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

4.  CHANGE IN ACCOUNTANTS

    Account TGIS did not renew its audit relationship with its former principal accountant, PricewaterhouseCoopers LLP on January 29, 1999. On that same day, KPMG LLP was engaged as principal accountant for Account TGIS. KPMG LLP serves as the principal accountant for other affiliated separate accounts and mutual funds.

    The report by PricewaterhouseCoopers LLP on the financial statements for fiscal years ended December 31, 1998 and 1997, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

    The decision to change principal accountants was approved by the Board of Managers at a meeting held on January 29, 1999, where it decided to engage KPMG LLP as the principal accountant to audit the fund's financial statements since it would promote consistency and possible economies of scale among affiliated separate accounts and mutual funds.

    During the past two years and subsequent interim period preceding such termination there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of disagreement in connection with its report.

5.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each period.)

                                                                    SIX
                                                                   MONTHS
                                                                    ENDED             FOR THE YEARS ENDED DECEMBER 31,
                                                                  JUNE 30,      (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                -----------  --------------------------------------------------
                                                                    1999       1998       1997       1996       1995      1994
                                                                    ----       ----       ----       ----       ----      ----
SELECTED PER UNIT DATA:
  Total investment income .....................................  $    .038  $    .064  $    .075  $    .061  $    .083  $    .064
  Operating expenses  .........................................       .066       .110       .090       .069       .057       .041
                                                                 ---------  ---------   --------  ---------  ---------  ---------

  Net investment income (loss) ................................      (.028)     (.046)     (.015)     (.008)      .026       .023


  Unit value at beginning of period ...........................      4.468      3.526      2.717      2.263      1.695      1.776
  Net realized and change in unrealized gains (losses) ........       .514       .988       .824       .462       .542      (.104)
                                                                 ---------  ---------  ---------  ---------  ---------  ---------

  Unit value at end of period .................................  $   4.954  $   4.468  $   3.526  $   2.717  $   2.263  $   1.695
                                                                 =========  =========  =========  =========  =========  =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase (decrease) in unit value .......................  $     .49  $     .94  $     .81  $     .45  $     .57  $   (.08)
  Ratio of operating expenses to average net assets* ..........      2.82%      2.82%      2.82%      2.82%      2.82%      2.82%
  Ratio of net investment income (loss) to average net assets*.    (1.20)%    (1.16)%    (0.45)%    (0.34)%      1.37%      1.58%
  Number of units outstanding at end of period (thousands) ....     28,807     25,192     60,312     68,111    105,044     29,692
  Portfolio turnover rate......................................        15%        81%        63%        81%        79%        19%

   * Annualized

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1999





                                                 NO. OF            MARKET
                                                 SHARES            VALUE
                                              ------------    -----------------
COMMON STOCKS (94.3%)

  AEROSPACE (0.8%)
   Boeing Co.                                      18,000   $          795,375
   General Dynamics Corp.                           4,800              328,800
                                                            -------------------
                                                                     1,124,175
                                                            -------------------
  AIRLINES (0.3%)
   AMR Corp. (A)                                    1,760              120,120
   Delta Airlines, Inc.                             5,300              305,413
                                                            -------------------
                                                                       425,533
                                                            -------------------
  AUTOMOTIVE (1.6%)
   Ford Motor Co.                                  15,100              852,206
   General Motors Corp.                            11,700              772,200
   Lear Corp. (A)                                   4,600              228,850
   Navistar International Corp. (A)                 7,600              380,000
                                                            -------------------
                                                                     2,233,256
                                                            -------------------
  BANKING (7.5%)
   AmSouth Bancorp                                 10,650              246,947
   Bank of America Corp.                           19,903            1,459,139
   Bank of New York                                15,000              550,312
   Bank One Corp.                                   6,372              379,532
   BankBoston Corp.                                 7,400              378,325
   Capital One Financial Corp.                      7,500              417,656
   Chase Manhattan Corp.                           13,948            1,208,245
   Comerica, Inc.                                   3,900              231,806
   Fifth Third Bancorp                              3,900              259,716
   First Union Corp.                               12,300              578,100
   Firstar Corp.                                   16,900              473,200
   Fleet Financial Group                            9,100              403,813
   J.P. Morgan & Company, Inc.                      2,300              323,150
   Marshall & Ilsley Corp.                          3,800              244,506
   MBNA Corp.                                      17,600              539,000
   National City Corp.                              6,000              393,000
   SouthTrust Corp.                                 9,300              356,597
   State Street Corp.                               3,900              332,963
   Summit Bancorp                                   6,900              288,506
   SunTrust Banks, Inc.                             6,000              416,625
   Washington Mutual                                5,750              203,406
   Wells Fargo & Co.                               22,600              966,150
                                                            -------------------
                                                                    10,650,694
                                                            -------------------
  BEVERAGE (2.0%)
   Anheuser-Busch Cos.                              9,700              688,094
   Coca-Cola Co.                                   23,800            1,487,500
   PepsiCo, Inc.                                   18,700              723,456
                                                            -------------------
                                                                     2,899,050
                                                            -------------------
  BROKERAGE (2.3%)
   Charles Schwab Corp.                             5,800              637,275
   Lehman Brothers Holding, Inc.                    8,600              535,350
   Merrill Lynch & Co.                             11,600              927,275
   Morgan Stanley Dean Witter & Co.                11,840            1,213,600
                                                            -------------------
                                                                     3,313,500
                                                            -------------------
  BUILDING MATERIALS (0.2%)
   Masco Corp.                                     11,300              326,288
                                                            -------------------
  CAPITAL GOODS (1.6%)
   Applied Materials, Inc. (A)                      9,600              708,900
   Cordant Technologies, Inc.                       5,000              225,937
   Crane Co.                                        8,826              277,467
   Deere & Co.                                      5,200              206,050
   Honeywell, Inc.                                  3,100              359,213
   Tellabs, Inc. (A)                                3,600              243,338
   TRW, Inc.                                        4,800              263,400
                                                            -------------------
                                                                     2,284,305
                                                            -------------------
  CHEMICALS (1.3%)
   Dow Chemical Co.                                 3,400              431,375
   E.I. Dupont de Nemours & Co.                     9,500              648,969
   Lyondell Petrochemical Co.                      22,100              455,812
   Monsanto Co.                                     8,200              323,388
                                                            -------------------
                                                                     1,859,544
                                                            -------------------
  CONGLOMERATES (4.7%)
   Emerson Electric Co.                             3,800              238,925
   General Electric Co.                            40,300            4,553,900
   Minnesota Mining &
    Manufacturing Co.                               3,500              304,281
   Tyco International Ltd.                          9,709              919,928
   United Technologies Corp.                        9,800              702,538
                                                            -------------------
                                                                     6,719,572
                                                            -------------------
  CONSTRUCTION MACHINERY (0.4%)
   Caterpillar, Inc.                                3,400              204,000
   Ingersoll-Rand Co.                               6,200              400,675
                                                            -------------------
                                                                       604,675
                                                            -------------------
  CONSUMER (2.7%)
   Clorox Co.                                       3,500              373,844
   Colgate-Palmolive Co.                            2,900              286,375
   Gillette Co.                                     9,078              372,198
   Kimberly Clark Corp.                             9,420              536,940
   Maytag Corp.                                     4,800              334,500
   Procter & Gamble Co.                            13,600            1,213,800
   Rohm & Haas Co.                                  6,800              291,550
   Unilever N.V.                                    5,714              398,551
                                                            -------------------
                                                                     3,807,758
                                                            -------------------
  DEFENSE (0.2%)
   Raytheon Co.                                     3,600              253,350
                                                            -------------------

  ENTERTAINMENT (1.1%)
   Carnival Corp.                                   7,500              363,750
   Seagram Co. Ltd.                                 8,300              418,113
   Viacom, Inc. (A)                                 6,450              283,800
   Walt Disney Co.                                 13,923              429,002
                                                            -------------------
                                                                     1,494,665
                                                            -------------------
  FINANCE (1.8%)
   American Express Co.                             8,100            1,054,012
   Countrywide Credit Industries, Inc.              6,500              277,875
   Household International                         10,400              492,700
   Providian Financial Corp.                        5,600              523,600
   Pulte Corp.                                      7,100              163,744
                                                            -------------------
                                                                     2,511,931
                                                            -------------------

                                                 NO. OF            MARKET
                                                 SHARES            VALUE
                                              ------------    -----------------
  FOOD (1.6%)
   Campbell Soup Co.                                4,500   $          208,688
   General Mills, Inc.                              5,200              417,950
   H.J. Heinz Co.                                   7,200              360,900
   Kellogg Co.                                      3,600              118,800
   Sara Lee Corp.                                  10,400              235,950
   Suiza Foods Corp. (A)                            8,600              360,125
   Sysco Corp.                                     11,800              351,787
   Tricon Global Restaurants (A)                    5,000              270,625
                                                            -------------------
                                                                     2,324,825
                                                            -------------------
  HEALTHCARE (1.1%)
   Abbott Laboratories                             14,300              650,650
   Guidant Corp. (A)                                8,200              421,787
   Healthsouth Rehabilitation Corp. (A)            15,300              228,544
   McKesson HBOC Corp.                              3,088               99,202
   Wellpoint Health Networks, Inc. (A)              2,300              195,213
                                                            -------------------
                                                                     1,595,396
                                                            -------------------
  HOME CONSTRUCTION (0.1%)
   Kaufman & Broad Home Corp.                       6,100              151,738
                                                            -------------------

  INDEPENDENT ENERGY (0.5%)
   Apache Corp.                                     9,600              374,400
   Entergy Corp.                                   11,100              346,875
                                                            -------------------
                                                                       721,275
                                                            -------------------
  INDUSTRIAL (0.4%)
   Sealed Air Corp. (A)                             5,000              324,375
   Waste Management, Inc.                           5,300              284,875
                                                            -------------------
                                                                       609,250
                                                            -------------------
  INSURANCE (2.6%)
   Aetna, Inc.                                      4,300              384,581
   Allstate Corp.                                  14,376              515,739
   Ambac Financial Group, Inc.                      3,100              177,088
   American International Group, Inc.              16,215            1,898,168
   ChoicePoint Inc. (A)                               310               20,809
   Everest Reinsurance Holdings                     4,900              159,863
   Hartford Financial Services Group                5,200              303,225
   Mercury General Corp.                            2,800               95,200
   20th Century Industries                          7,100              134,012
                                                            -------------------
                                                                     3,688,685
                                                            -------------------
  INTEGRATED ENERGY (4.3%)
   Atlantic Richfield Co.                           5,600              467,950
   Chevron Corp.                                    5,600              533,050
   Exxon Corp.                                     28,700            2,213,487
   Mobil Corp.                                      8,500              841,500
   Royal Dutch Petroleum Co.                       20,300            1,223,075
   Texaco, Inc.                                     7,900              493,750
   Unocal Corp.                                     9,700              384,363
                                                            -------------------
                                                                     6,157,175
                                                            -------------------
  MEDIA (2.9%)
   CBS Corp.                                       12,000              521,250
   Clear Channel
    Communications, Inc. (A)                        7,800              537,712
   Comcast Corp.                                   15,000              576,563
   Gannett Company, Inc.                            6,300              449,663
   Meredith Corp.                                   6,400              221,600
   New York Times Co.                               9,200              338,675
   Time Warner, Inc.                               16,400            1,205,400
   Times Mirror Co.                                 5,200              308,100
                                                            -------------------
                                                                     4,158,963
                                                            -------------------
  METALS (0.9%)
   Alcoa Inc.                                      11,124              688,297
   Bethlehem Steel Corp. (A)                       13,800              106,088
   Phelps Dodge Corp.                               2,100              130,069
   W.R. Grace & Co. (A)                            17,500              321,562
                                                            -------------------
                                                                     1,246,016
                                                            -------------------
  NATURAL GAS PIPELINE (0.5%)
   Enron Corp.                                      2,800              228,900
   Sonat, Inc.                                      4,100              135,813
   Williams Cos.                                    7,400              314,962
                                                            -------------------
                                                                       679,675
                                                            -------------------
  OIL FIELD (0.5%)
   Halliburton Co.                                  2,400              108,600
   Schlumberger Ltd.                                9,700              617,769
                                                            -------------------
                                                                       726,369
                                                            -------------------
  PAPER (0.9%)
   Georgia-Pacific Group                            8,200              388,475
   International Paper Co.                          8,800              444,400
   Mead Corp.                                       8,590              358,633
   Weyerhaeuser Co.                                 1,700              116,875
                                                            -------------------
                                                                     1,308,383
                                                            -------------------
  PHARMACEUTICALS (8.6%)
   Allergan, Inc.                                   4,900              543,900
   American Home Products Corp.                    17,300              994,750
   Amgen, Inc. (A)                                  9,700              590,185
   Baxter International, Inc.                       5,600              339,500
   Bristol-Myers Squibb Co.                        18,500            1,303,094
   CVS Corp.                                        9,700              495,913
   Eli Lilly & Co.                                 11,900              852,337
   Johnson & Johnson                               18,200            1,783,600
   Merck & Co.                                     26,900            1,990,600
   Pfizer, Inc.                                    14,760            1,619,910
   Pharmacia & Upjohn, Inc.                         4,800              272,700
   Schering-Plough Corp.                           14,300              757,900
   Warner-Lambert Co.                              10,200              707,625
                                                            -------------------
                                                                    12,252,014
                                                            -------------------
  RAILROADS (0.2%)
   CSX Corp.                                        4,600              208,437
   Union Pacific Corp.                              1,800              104,963
                                                            -------------------
                                                                       313,400
                                                            -------------------

                                                 NO. OF            MARKET
                                                 SHARES            VALUE
                                              ------------    -----------------
  RETAILERS (5.3%)
   Costco Cos. (A)                                  4,900   $          392,153
   Dayton Hudson Corp.                              9,700              630,500
   Gap Inc.                                         8,513              428,817
   Home Depot, Inc.                                17,400            1,121,212
   KMart Corp. (A)                                 20,200              332,038
   JC Penney Company, Inc.                          2,400              116,550
   May Department Stores Co.                        3,450              141,019
   McDonalds Corp.                                 20,900              863,431
   Staples, Inc. (A)                               12,600              389,419
   TJX Companies, Inc.                             11,300              376,431
   Wal-Mart Stores, Inc.                           57,000            2,750,250
                                                            -------------------
                                                                     7,541,820
                                                            -------------------
  SERVICES (5.5%)
   Cendant Corp. (A)                               23,900              489,950
   Equifax Inc.                                     1,200               42,825
   Medtronic, Inc.                                  7,400              576,275
   Microsoft Corp. (A)                             63,100            5,686,888
   Oracle Corp. (A)                                27,000            1,002,375
                                                            -------------------
                                                                     7,798,313
                                                            -------------------
  SUPERMARKETS (0.5%)
   Kroger Co. (A)                                  11,200              312,900
   Safeway, Inc. (A)                                8,143              403,079
                                                            -------------------
                                                                       715,979
                                                            -------------------
  TECHNOLOGY (13.8%)
   America Online, Inc. (A)                        17,000            1,878,500
   BMC Software, Inc. (A)                           9,400              507,307
   Ceridian Corp. (A)                               7,300              238,619
   Cisco Systems, Inc. (A)                         40,750            2,624,557
   Compaq Computer Corp.                           10,678              252,935
   Computer Associates International                6,100              335,500
   Computer Sciences Corp. (A)                      4,600              318,262
   Compuware Corp. (A)                             17,200              546,638
   Dell Computer Corp. (A)                         29,780            1,100,931
   Eastman Kodak Co.                                3,800              257,450
   EG&G, Inc.                                       9,100              324,187
   EMC Corp. (A)                                   11,400              627,000
   Gateway 2000 Inc. (A)                            1,500               88,500
   General Instrument Corp. (A)                     8,200              348,500
   Hewlett Packard Co.                             12,000            1,206,000
   International Business
    Machines Corp.                                 23,700            3,063,225
   Intel Corp.                                     39,400            2,343,071
   Micron Technology, Inc. (A)                      4,500              181,406
   Motorola, Inc.                                   5,600              530,600
   Solectron Corp. (A)                              7,200              480,150
   Sun Microsystems, Inc. (A)                      14,200              978,469
   Symbol Technologies, Inc.                        4,950              182,531
   Texas Instruments, Inc.                          3,900              565,500
   Xerox Corp.                                      8,000              472,500
                                                            -------------------
                                                                    19,452,338
                                                            -------------------
  TELECOMMUNICATIONS (10.9%)
   Ameritech Corp.                                  9,600              705,600
   AT&T Corp.                                      42,421            2,367,622
   Bell Atlantic Corp.                             15,760            1,030,310
   BellSouth Corp.                                 13,500              632,812
   Centurytel, Inc.                                 8,350              331,913
   GTE Corp.                                        7,400              560,550
   Lucent Technologies                             38,126            2,571,122
   MCI Worldcom, Inc. (A)                          25,651            2,206,789
   MediaOne Group, Inc. (A)                         8,600              639,625
   Nextel Communications, Inc. (A)                  9,900              497,166
   Nortel Networks Corp.                            5,000              434,063
   SBC Communications, Inc.                        21,550            1,249,900
   Sprint Corp. - Fon Group                        14,540              767,894
   Sprint Corp. - PCS Group (A)                    12,735              727,487
   U S West, Inc.                                  10,386              610,177
                                                            -------------------
                                                                    15,333,030
                                                            -------------------
  TEXTILE (0.4%)
   Fruit of the Loom (A)                            8,000               78,000
   Nike Inc.                                        7,100              449,519
                                                            -------------------
                                                                       527,519
                                                            -------------------
  TOBACCO (1.1%)
   Loews Corp.                                      2,100              166,163
   Philip Morris Cos.                              35,000            1,406,562
                                                            -------------------
                                                                     1,572,725
                                                            -------------------
  TRANSPORTATION (0.5%)
   FDX Corp. (A)                                    7,800              423,150
   Ryder Systems, Inc.                              9,300              241,800
                                                            -------------------
                                                                       664,950
                                                            -------------------
  U.S. AGENCY (1.2%)
   Federal Home Loan Mortgage Corp.                11,600              672,800
   Federal National Mortgage
    Association                                    14,700            1,005,113
                                                            -------------------
                                                                     1,677,913
                                                            -------------------
  UTILITIES (1.5%)
   Alltel Corp.                                     6,100              436,150
   Central & South West Corp.                      11,600              271,150
   Edison International                            13,400              358,450
   FPL Group, Inc.                                  6,500              355,063
   PP&L Resources, Inc.                             8,300              255,225
   Southern Co.                                     6,000              159,000
   Texas Utilities Co.                              8,200              338,250
                                                            -------------------
                                                                     2,173,288
                                                            -------------------
    TOTAL COMMON STOCKS
     (COST $106,370,200)                                           133,899,335
                                                            -------------------

                                                   PRINCIPAL                        MARKET
                                                     AMOUNT                          VALUE
                                                 ---------------               ------------------
SHORT-TERM INVESTMENTS (5.7%)
   COMMERCIAL PAPER (4.1%)
    J.P. Morgan & Company, Inc.,
     4.92% due July 13, 1999                   $      1,075,000             $          1,072,953
    Ford Motor Credit Co.,
     5.71% due July 1, 1999                             909,000                          909,000
    GE Capital Corp.,
     5.11% due July 7, 1999                           1,400,000                        1,398,548
    Dorada Finance, Inc.,
     4.94% due July 15, 1999                          2,400,000                        2,394,749
                                                                            ---------------------
                                                                                       5,775,250
                                                                            ---------------------
   U.S. TREASURY (1.6%)
    United States of America Treasury,
     4.81% due April 27, 2000 (B)                     2,400,000                        2,307,691
                                                                            ---------------------

     TOTAL SHORT-TERM
     INVESTMENTS (COST $8,084,251)                                                     8,082,941
                                                                            ---------------------

                                                     NOTIONAL
                                                      VALUE
                                                   -------------
FUTURES CONTRACTS (0.0%)

    S&P 500 Stock Index,
     Exp. September, 1999 (C)                  $      8,635,625                                -
                                                                            ---------------------

    TOTAL INVESTMENTS (100%)
     (COST $114,454,451) (D)                                                $        141,982,276
                                                                            =====================



NOTES

(A)  Non-income Producing Security.

(B) Par value of $750,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 1999, net unrealized appreciation for all securities was $27,527,825. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $30,282,558 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $2,754,733.




                       See Notes to Financial Statements

                                 THE TRAVELERS
                                TIMED SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


The U.S. economic expansion continued in the first six months of 1999, with leadership on the production side of the economy shifting from the construction sector to the industrial sector. Unemployment remained low, edging up to 4.3% at the end of June. It is estimated that real Gross Domestic Product growth for the second quarter is to remain at 3.9%.

The six months ended with the 30-year Treasury Bond yield at a 5.96% and the federal funds rate at 5.00%. The 30-year Treasury Bond yield was up 34 basis points from the first quarter and 87 basis points from year-end. During the second quarter, the Federal Open Market Committee ("FOMC") raised its target federal funds rate by 25 basis points, to 5.00%, as was widely expected. Although the FOMC had moved back to an unbiased inter-meeting policy directive, the economic environment that provoked the 25 basis points tightening is likely to persist and may require additional tightening in order to unwind last fall's monetary policy accommodation of 75 basis points.

The strategy in management of The Travelers Timed Short-Term Bond Account for Variable Annuities, will be to extend maturities from the current average life of 31 days to 45 days. At June 30, 1999 the asset size of the portfolio was $160.4 million with an average yield of 4.93%.

PORTFOLIO MANAGER: EMIL J. MOLINARO JR.


                                  [TIMCO LOGO]

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1999

ASSETS:
  Investment securities, at market value (cost $160,522,845) .......................     $160,445,189
  Receivables:
   Investment securities sold ......................................................        4,570,000
   Purchase payments and transfers from other Travelers accounts ...................           34,108
                                                                                         ------------
    Total Assets ...................................................................      165,049,297
                                                                                         ------------

LIABILITIES:
 Cash overdraft ....................................................................           50,136
 Payables:
  Investment securities purchased ..................................................        4,518,263
  Contract surrenders and transfers to other Travelers accounts ....................          133,327
  Investment management and advisory fees ..........................................            8,526
  Market timing fees ...............................................................           32,967
  Insurance charges ................................................................           32,967
 Accrued liabilities ...............................................................               19
                                                                                         ------------

    Total Liabilities ..............................................................        4,776,205
                                                                                         ------------

NET ASSETS:
  (Applicable to 110,330,800 units outstanding at 1.453 per unit) ..................     $160,273,092
                                                                                         ============

                       See Notes to Financial Statements

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS (UNAUDITED)
                    FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
 Interest .............................................................                                   $           4,196,078

EXPENSES:
 Market timing fees ...................................................      $             1,055,209
 Investment management and advisory fees ..............................                      272,919
 Insurance charges ....................................................                    1,055,209
                                                                            --------------------------
    Total expenses ....................................................                                               2,383,337
                                                                                                         -----------------------

      Net investment income ...........................................                                               1,812,741
                                                                                                         -----------------------
REALIZED GAIN AND CHANGE IN UNREALIZED LOSS
      ON INVESTMENT SECURITIES:
 Realized gain from investment security transactions:
    Proceeds from investment securities sold ..........................                   36,922,430
    Cost of investment securities sold ................................                   36,922,197
                                                                            --------------------------
      Net realized gain ...............................................                                                     233

Change in unrealized loss on investment securities:
    Unrealized loss at December 31, 1998 ..............................                       (6,304)
    Unrealized loss at June 30, 1999 ..................................                      (77,656)
                                                                            --------------------------
      Net change in unrealized loss for the period ....................                                                 (71,352)
                                                                                                         -----------------------

        Net realized gain and change in unrealized loss ...............                                                 (71,119)
                                                                                                         -----------------------

Net increase in net assets resulting from operations ..................                                   $           1,741,622
                                                                                                         =======================

                       See Notes to Financial Statements

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                               ENDED           YEAR ENDED
                                                                                              JUNE 30,        DECEMBER 31,
                                                                                               1999              1998
                                                                                               ----              ----
                                                                                            (UNAUDITED)
OPERATIONS:
 Net investment income ...............................................................      $  1,812,741    $  4,262,991
 Net realized gain from investment security transactions .............................               233           4,401
 Net change in unrealized gain (loss) on investment securities .......................           (71,352)         (7,755)
                                                                                            -------------   -------------

  Net increase in net assets resulting from operations ...............................         1,741,622       4,259,637
                                                                                            -------------   -------------
UNIT TRANSACTIONS:
Participant purchase payments
 (applicable to 2,294,887 and 4,899,841 units, respectively)  ........................         3,315,692       6,966,870
Participant transfers from other Travelers accounts
 (applicable to 1,829,628 and 3,275,494 units, respectively)  ........................         2,645,833       4,642,138
Market timing transfers from other Travelers timed accounts
 (applicable to 21,434,352 and 139,179,292 units, respectively)  .....................        31,080,967     197,358,803
Administrative charges
 (applicable to 53,637 and 111,227 units, respectively)  .............................           (77,893)       (158,992)
Contract surrenders
 (applicable to 5,303,491 and 9,833,684 units, respectively)  ........................        (7,665,235)    (13,984,074)
Participant transfers to other Travelers accounts
 (applicable to 3,638,704 and 6,135,224 units, respectively)  ........................        (5,258,401)     (8,720,437)
Market timing transfers to other Travelers timed accounts
 (applicable to 43,178,662 and 41,238,874 units, respectively)  ......................       (62,408,779)    (59,114,111)
Other payments to participants
 (applicable to 120,391 and 230,542 units, respectively)  ............................          (174,057)       (328,066)
                                                                                            -------------   -------------

 Net increase (decrease) in net assets resulting from unit transactions ..............       (38,541,873)    126,662,131
                                                                                            -------------   -------------

  Net increase (decrease) in net assets ..............................................       (36,800,251)    130,921,768

NET ASSETS:
 Beginning of period .................................................................       197,073,343      66,151,575
                                                                                            ------------    ------------

 End of period .......................................................................      $160,273,092    $197,073,343
                                                                                            ============    ============

                       See Notes to Financial Statements

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TSB.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TSB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial period) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $42,349 and $72,123 of contingent deferred sales charges for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

4.  CHANGE IN ACCOUNTANTS

    Account TSB did not renew its audit relationship with its former principal accountant, PricewaterhouseCoopers LLP on January 29, 1999. On that same day, KPMG LLP was engaged as principal accountant for Account TSB. KPMG LLP serves as the principal accountant for other affiliated separate accounts and mutual funds.

    The report by PricewaterhouseCoopers LLP on the financial statements for fiscal years ended December 31, 1998 and 1997, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

    The decision to change principal accountants was approved by the Board of Managers at a meeting held on January 29, 1999, where it decided to engage KPMG LLP as the principal accountant to audit the fund's financial statements since it would promote consistency and possible economies of scale among affiliated separate accounts and mutual funds.

    During the past two years and subsequent interim period preceding such termination there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of disagreement in connection with its report.

5.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each period.)

                                                                   SIX
                                                                  MONTHS
                                                                  ENDED              FOR THE YEARS ENDED DECEMBER 31,
                                                                 JUNE 30,     (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                ----------   -------------------------------------------------
                                                                   1999       1998       1997       1996       1995      1994
                                                                   ----       ----       ----       ----       ----      ----
SELECTED PER UNIT DATA:
 Total investment income ....................................   $   .036   $   .078   $   .077   $   .057   $   .074   $   .055
 Operating expenses .........................................       .020       .040       .039       .030       .035       .036
                                                                ---------  ---------  ---------  ---------  ---------  ---------
 Net investment income ......................................       .016       .038       .038       .027       .039       .019

 Unit value at beginning of period ..........................      1.437      1.399      1.361      1.333      1.292      1.275
 Net realized and change in unrealized gains (losses)** .....       .000       .000       .000       .001       .002      (.002)
                                                                ---------  ---------  ---------  ---------  ---------  ---------

 Unit value at end of period ................................   $  1.453   $  1.437   $  1.399   $  1.361   $  1.333   $  1.292
                                                                =========  =========  =========  =========  =========  =========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase in unit value .................................   $    .02   $    .04   $    .04   $    .03   $    .04   $    .02
 Ratio of operating expenses to average net assets* .........      2.82%      2.82%      2.82%      2.82%      2.82%      2.82%
 Ratio of net investment income to average net assets* ......      2.17%      2.71%      2.77%      2.47%      3.17%      1.45%
 Number of units outstanding at end of period (thousands) ...    110,331    137,067     47,262     54,565          -    216,713

 *  Annualized

** Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and changed in unrealized gains (losses) are no longer included in total investment income.

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1999



                                                 PRINCIPAL          MARKET
                                                   AMOUNT            VALUE
                                                ------------     -------------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (100%)
  American Express Credit Corp.,
   4.93% due August 26, 1999                  $   8,100,000     $   8,032,827
  American Home Products Corp.,
   4.95% due July 21, 1999                        7,500,000         7,477,200
  Asset Securitization Corp.,
   5.12% due July 20, 1999                        3,075,000         3,066,086
  Associates Corp. of North America,
   4.95% due July 12, 1999                        7,500,000         7,486,793
  AT&T Corp.,
   5.08% due July 7, 1999                         6,500,000         6,493,259
  Becton Dickinson & Co.,
   5.15% due July 29, 1999                        4,500,000         4,481,307
  Boeing Capital Corp.,
   5.08% due July 8, 1999                         4,995,000         4,989,091
  Cargill, Inc.,
   4.93% due July 13, 1999                        6,500,000         6,487,624
  CIT Group Holdings, Inc.,
   4.95% due August 2, 1999                       2,000,000         1,990,540
  Coca-Cola Co.,
   4.96% due July 26, 1999                        6,500,000         6,475,696
  DE Funding Corp.,
   5.12% due July 19, 1999                        1,835,000         1,829,941
  Eastman Kodak Co.,
   4.91% due July 19, 1999                        1,550,000         1,545,727
  Ford Motor Credit Co.,
   4.92% due July 22, 1999                        7,175,000         7,152,183
  GE Capital Corp.,
   5.06% due July 14, 1999                        8,000,000         7,983,632
  General Mills, Inc.,
   4.94% due July 7, 1999                         4,800,000         4,795,022
  General Mills, Inc.,
   4.94% due July 12, 1999                        2,900,000         2,894,893
  GM Acceptance Corp.,
   4.94% due August 31, 1999                      5,400,000         5,351,141
  Goldman Sachs Group LP,
   5.01% due July 2, 1999                         3,000,000         2,999,103
  H. J. Heinz Co.,
   4.96% due July 28, 1999                        7,000,000         6,971,888
  Household Financial Corp.,
   5.96% due July 1, 1999                         4,519,000         4,519,000
  J. P. Morgan & Company, Inc.,
   5.02% due November 17, 1999                    6,000,000         5,874,060
  Merrill Lynch & Co.,
   4.91% due July 28, 1999                        6,250,000         6,224,900
  Morgan Stanley Group, Inc.,
   5.14% due July 8, 1999                         1,400,000         1,398,344
  Morgan Stanley Group, Inc.,
   4.94% due July 19, 1999                        6,500,000         6,482,080
  Private Export Funding Corp.,
   4.97% due July 30, 1999                        7,500,000         7,467,810
  Providian Master Trust,
   4.96% due July 29, 1999                        3,600,000         3,585,046
  Providian Master Trust,
   4.96% due August 3, 1999                       2,950,000         2,935,613
  Prudential Funding Corp.,
   4.93% due August 12, 1999                      6,500,000         6,459,687
  TECO Financial, Inc.,
   4.94% due July 23, 1999                        5,600,000         5,581,402
  Transamerica Financial Corp.,
   5.13% due July 27, 1999                        5,795,000         5,772,527
  Walt Disney Co.,
   4.98% due November 4, 1999                     5,750,000         5,640,767
                                                                --------------

    TOTAL INVESTMENTS (100%)
     (COST $160,522,845)                                        $ 160,445,189
                                                                ==============


                       See Notes to Financial Statements

                                 THE TRAVELERS
                                TIMED AGGRESSIVE
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is managed by The Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TAS to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a disciplined quantitative screening process that favors companies that achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Account TAS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Mid Cap Stock Index ("S&P 400"). The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.

For the six months ending June 30, 1999, Account TAS had a total return of 5.2%, before fees and expenses, lagging the 6.9% total return of the S&P 400. Net of fees and expenses, Account TAS's total return of 3.8% for the first half of 1999 trailed the 13.2% average return achieved by variable annuity stock funds in the Lipper Capital Appreciation Mid Cap Category. On a trailing twelve month basis as of June 30, 1999, Account TAS's total return of 10.6%, net of fees and expenses, lagged the Lipper Capital Appreciation Mid Cap average of 17.7%.

During the first quarter of 1999, stock selection in the Consumer
Discretionary, Transportation and Utilities sectors had a positive impact on relative performance but proved to be adverse in the Consumer Staples and Energy Services sectors.

In the Consumer Discretionary sector, performance was helped by our emphasis on both strong earnings fundamentals and low valuation. High growth, higher price-to-earnings multiple retailers such as Bed Bath & Beyond, TJX Companies and Abercrombie & Fitch bounced back in March after the February sell-off in growth stocks. At the other end of the spectrum, companies like Mail-Well Inc. rebounded from extremely depressed valuations early in the first quarter.

In the Transportation sector, our emphasis on Alaska Air Group, with higher growth prospects, and Navistar International, which rose on takeover speculation from Volvo's interest in the company, helped performance. We also benefited from avoiding earnings disappointments from SPX Corp. and Meritor Automotive.

In the Utilities sector over the last several months, we have been emphasizing long-distance and cellular telephone companies such as Winstar Communications, Qwest Communication and Century Telephone at the expense of the local/regional telephone companies and the electric utilities group. We continue to be rewarded in these positions as investors have paid a premium for the higher growth prospects of these companies within a relatively low growth sector.

In the Consumer Staples sector, we were hurt by our overweight position in Suiza Foods, a leading producer of dairy products, where the threat of rising milk prices cast doubts on the near term earnings outlook. Finally, we were underweight some of the best performing stocks, such as BJ Services and Smith International, in the spectacular Energy Services rally during March when oil prices rose from their recent lows.

The market environment changed in the second quarter as successful stocks with high price-to-earnings ratios declined and out-of-favor, value-oriented stocks came surging back. As a general rule, we tend to exclude those stocks which lack earnings visibility and we, therefore, underperformed our benchmark. Stock selection was least favorable in the Technology, Health Care and Consumer Discretionary sectors and favorable in the Financial Services sector.

In the Technology sector, our shortfall in relative performance came largely from being underweight stocks with poor recent earnings which bounced strongly in the second quarter. The list of such stocks included companies like SCI Systems, Arrow Electronics and Integrated Devices. Not owning Fore Systems, which was acquired in a takeover for a 78% premium, hurt relative performance. Stable growth stocks such as Legato Systems and Siebel Systems lost ground as their price-to-earnings valuation declined. Finally, a large negative earnings surprise from Cadence Systems hurt portfolio performance.

In the Health Care sector, biotech and drug stocks like Biogen, Forest Laboratories and Genzyme lost ground during the sell-off in growth stocks. Stocks such as Oxford Health Plans and ICN Pharmaceuticals, which had experienced large price declines in 1998 due to earnings problems, rebounded sharply in the second quarter. A similar theme was observed in the Consumer Discretionary sector where several down-and-out stocks like Callaway Golf and Fastenal bounced back sharply in April and May.

The focus in the U.S. stock market has now switched from the earnings front to the future direction of interest rates. The early second quarter earnings reports project a healthy growth in corporate profits from the prior year. With the stock market now trading well above the Dow Jones Industrial Average 10,000 and at unprecedented valuation levels, any further increase in interest rates could trigger a compression in the price-to-earnings multiple for the market.

In our disciplined approach to stock selection, we screen our research universe of over 800 mid cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. A small sample of our current holdings is presented here to illustrate our investment approach. In the technology sector, our emphasis is on growth stocks such as Comverse Technology and Lexmark which still trade at reasonable valuations. We are also positioned to benefit from a continued rally in value stocks through our positions in materials stocks such as Southdown, Solutia and Consolidated Papers.

PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA

                                  [TIMCO LOGO]

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 1999

ASSETS:
 Investment securities, at market value (cost $60,818,858) ..............   $68,123,738
 Receivables:
  Dividends .............................................................        34,429
  Investment securities sold ............................................     2,378,469
  Purchase payments and transfers from other Travelers accounts .........         9,290
  Variation on futures margin ...........................................        10,500
                                                                            -----------

    Total Assets ........................................................    70,556,426
                                                                            -----------

LIABILITIES:
 Cash overdraft .........................................................        86,522
 Payables:
  Investment securities purchased .......................................       935,925
  Contract surrenders and transfers to other Travelers accounts .........        87,123
  Investment management and advisory fees ...............................         3,913
  Market timing fees ....................................................        13,977
  Insurance charges .....................................................        13,977
 Accrued liabilities ...................................................            411
                                                                            -----------

    Total Liabilities ...................................................     1,141,848
                                                                            -----------

NET ASSETS:
 (Applicable to 17,127,923 units outstanding at 4.053 per unit) .........   $69,414,578
                                                                            ===========


                       See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF OPERATIONS (UNAUDITED)
                    FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
 Dividends ...................................................   $   323,217
 Interest ....................................................       161,317
                                                                 -----------
  Total income ...............................................                     $  484,534

EXPENSES:
 Market timing fees ..........................................       415,089
 Investment management and advisory fees .....................       116,225
 Insurance charges ...........................................       415,089
                                                                 -----------
    Total expenses ...........................................                        946,403
                                                                                   ----------

      Net investment loss ....................................                       (461,869)
                                                                                   ----------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN
      ON INVESTMENT SECURITIES:
 Realized gain from investment security transactions:
  Proceeds from investment securities sold ...................    34,565,920
  Cost of investment securities sold .........................    30,784,395
                                                                 -----------
      Net realized gain ......................................                      3,781,525

Change in unrealized gain on investment securities:
  Unrealized gain at December 31, 1998 .......................     7,733,544
  Unrealized gain at June 30, 1999 ...........................     7,304,880
                                                                 -----------
    Net change in unrealized gain for the period .............                       (428,664)
                                                                                   ----------

      Net realized gain and change in unrealized gain ........                      3,352,861
                                                                                   ----------

Net increase in net assets resulting from operations .........                     $2,890,992
                                                                                   ==========

                       See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS
                                                                                 ENDED              YEAR ENDED
                                                                                JUNE 30,           DECEMBER 31,
                                                                                  1999                 1998
                                                                                  ----                 ----
                                                                               (UNAUDITED)
OPERATIONS:
 Net investment loss ....................................................     $  (461,869)     $     (854,695)
 Net realized gain from investment security transactions ................       3,781,525          13,953,509
 Net change in unrealized gain on investment securities .................        (428,664)         (7,344,883)
                                                                              -----------         ------------

     Net increase in net assets resulting from operations ...............       2,890,992           5,753,931
                                                                              -----------         ------------

UNIT TRANSACTIONS:
 Participant purchase payments
  (applicable to 418,645 and 1,162,073 units, respectively)  ............       1,579,554           4,076,993
 Participant transfers from other Travelers accounts
  (applicable to 100,757 and 285,187 units, respectively)  ..............         380,483           1,020,435
 Market timing transfers from other Travelers timed accounts
  (applicable to 4,765,426 and 4,085,482 units, respectively)  ..........      17,896,645          14,496,461
 Administrative charges
  (applicable to 10,234 and 25,033 units, respectively)  ................         (40,223)            (91,340)
 Contract surrenders
  (applicable to 892,818 and 1,541,603 units, respectively)  ............      (3,394,787)         (5,452,058)
 Participant transfers to other Travelers accounts
  (applicable to 1,293,909 and 1,838,385 units, respectively)  ..........      (4,935,347)         (6,504,181)
 Market timing transfers to other Travelers timed accounts
  (applicable to 2,385,521 and 11,517,409 units, respectively)  .........      (9,140,624)        (36,582,507)
 Other payments to participants
  (applicable to 26,647 and 22,628 units, respectively)  ................         (99,258)            (81,663)
                                                                              -----------         ------------

 Net increase (decrease) in net assets resulting from
 unit transactions ......................................................       2,246,443         (29,117,860)
                                                                              -----------         ------------

      Net increase (decrease) in net assets .............................       5,137,435         (23,363,929)

NET ASSETS:
 Beginning of period ....................................................      64,277,143          87,641,072
                                                                              -----------         ------------

 End of period ..........................................................     $69,414,578      $   64,277,143
                                                                              ===========      ===============

                       See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter market and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange, or, in the absence of such price, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $26,955,455 and $23,816,381, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $1,752,074 and $900,000, respectively, for the six months ended June 30, 1999. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account TAS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $11,420 and $9,682 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

    At June 30, 1999, Account TAS held 15 open S&P 400 MidCap Index futures contracts expiring in September, 1999. The underlying face value, or notional value, of these contracts at June 30, 1999 amounted to $3,145,125. In connection with these contracts, short-term investments with a par value of $750,000 had been pledged as margin deposits.

    Net realized gains resulting from futures contracts were $564,738 and $277,383 for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 1999 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Citigroup Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to participants in Account TAS.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TAS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial period) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $28,476 and $58,013 of contingent deferred sales charges for the six months ended June 30, 1999 and the year ended December 31, 1998, respectively.

4.  CHANGE IN ACCOUNTANTS

    Account TAS did not renew its audit relationship with its former principal accountant, PricewaterhouseCoopers LLP on January 29, 1999. On that same day, KPMG LLP was engaged as principal accountant for Account TAS. KPMG LLP serves as the principal accountant for other affiliated separate accounts and mutual funds.

    The report by PricewaterhouseCoopers LLP on the financial statements for fiscal years ended December 31, 1998 and 1997, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

    The decision to change principal accountants was approved by the Board of Managers at a meeting held on January 29, 1999, where it decided to engage KPMG LLP as the principal accountant to audit the fund's financial statements since it would promote consistency and possible economies of scale among affiliated separate accounts and mutual funds.

    During the past two years and subsequent interim period preceding such termination there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of disagreement in connection with its report.

5.  SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each period.)

                                                                       SIX
                                                                      MONTHS
                                                                       ENDED            FOR THE YEARS ENDED DECEMBER 31,
                                                                      JUNE 30,     (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                     ---------  -------------------------------------------------
                                                                       1999       1998      1997      1996       1995      1994
                                                                       ----       ----      ----      ----       ----      ----
SELECTED PER UNIT DATA:
 Total investment income ........................................... $  .027    $ .056    $  .063   $  .041   $  .042    $ .036
 Operating expenses ................................................    .053      .098       .085      .069      .057      .049
                                                                     --------   -------   --------  --------  --------   -------
 Net investment loss ...............................................   (.026)    (.042)     (.022)    (.028)    (.015)    (.013)

 Unit value at beginning of period .................................   3.907      3.389     2.623     2.253     1.706     1.838
 Net realized and change in unrealized gains (losses) ..............    .172       .560      .788      .398      .562     (.119)
                                                                     --------   -------   --------  --------  --------   -------
 Unit value at end of period ....................................... $ 4.053    $ 3.907   $ 3.389   $ 2.623   $ 2.253    $1.706
                                                                     ========   ========  ======== =========  ========   =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value ............................. $   .15    $   .52   $   .77   $   .37   $   .55    $(.13)
 Ratio of operating expenses to average net assets* ................    2.85%      2.85%     2.85%     2.84%     2.83%      2.80%
 Ratio of net investment income to average net assets* .............  (1.41)%    (1.21)%   (0.76)%   (1.13)%   (0.74)%    (0.72)%
 Number of units outstanding at end of period (thousands) ..........  17,128     16,452    25,865    30,167    45,575     25,109
 Portfolio turnover rate ...........................................      39%       113%       92%       98%      113%       142%

*  Annualized

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1999



                                     NO. OF          MARKET
                                     SHARES          VALUE
                                   ------------   -------------
COMMON STOCKS (95.7%)

 AEROSPACE (0.8%)
  Gulfstream Aerospace Corp. (A)         4,900   $     331,056
  Precision Castparts Corp.              4,800         204,000
                                                 --------------
                                                       535,056
                                                 --------------
 AIRLINES (0.3%)
  Alaska Air Group (A)                   4,400         183,700
                                                 --------------

 AUTOMOTIVE (2.4%)
  Arvin Inds., Inc.                      6,200         234,825
  Borg Warner Automotive                 4,200         231,000
  Federal-Mogul                          2,400         124,800
  Harley Davidson, Inc.                 10,940         594,863
  Lear Corp. (A)                         9,000         447,750
                                                 --------------
                                                     1,633,238
                                                 --------------
 BANKING (6.7%)
  AmSouth Bancorp                        3,412          79,116
  Associated Banc-Corp.                  7,475         310,212
  Capital One Financial Corp.            4,800         267,300
  Charter One Financial, Inc.           13,900         386,160
  City National Corp.                    7,000         262,062
  Dime Savings Bank                      7,800         156,975
  First Security Corp.                  17,550         477,690
  First Tennesse National Corp.          9,100         348,929
  First Virginia Banks, Inc.             3,200         157,200
  Hibernia Corp.                        21,100         331,006
  Marshall & Ilsley Corp.                9,900         637,004
  Mercantile Bankshares Corp.            7,950         280,983
  North Fork Bancorp, Inc.              13,400         285,587
  Old Kent Financial Corp.               2,940         123,113
  Sovereign Bancorp, Inc.               17,400         211,520
  Wilmington Trust Corp.                 2,000         114,750
  Zions Bancorp                          2,600         165,425
                                                 --------------
                                                     4,595,032
                                                 --------------
 BROKERAGE (1.0%)
  A.G. Edwards, Inc.                     9,050         291,863
  T. Rowe Price & Associates, Inc.       9,300         356,597
                                                 --------------
                                                       648,460
                                                 --------------
 BUILDING MATERIALS (0.8%)
  Masco Corp.                            6,300         181,913
  Southdown, Inc.                        5,900         379,075
                                                 --------------
                                                       560,988
                                                 --------------
 CAPITAL GOODS (3.5%)
  Allied Waste Industries, Inc. (A)     10,300         203,425
  American Standard Co. (A)              2,700         129,600
  Cordant Technologies, Inc.             6,320         285,585
  Crane Co.                              3,925         123,392
  Leggett & Platt, Inc.                 19,100         531,219
  Modine Manufacturing Co.               5,900         191,935
  Premark International, Inc.            7,600         285,000
  Tecumseh Products Co.                  5,000         302,656
  Thomas & Betts                         3,500         165,375
  York International                     4,300         184,094
                                                 --------------
                                                     2,402,281
                                                 --------------
 CHEMICALS (2.7%)
  Albemarle Corp.                       13,200         305,250
  Crompton & Knowles Corp.              12,400         242,575
  IMC Global                            10,700         188,587
  Lubrizol Corp.                         8,700         237,075
  Lyondell Petrochemical Co.            12,800         264,000
  Mylan Labortories, Inc.                7,900         209,350
  Solutia, Inc.                         18,700         398,544
                                                 --------------
                                                     1,845,381
                                                 --------------
 CONSUMER (1.1%)
  Dial Corp.                             7,300         271,469
  Furniture Brands International (A)     7,800         217,425
  Mohawk Industries (A)                  8,000         243,000
                                                 --------------
                                                       731,894
                                                 --------------
 CONSUMER SERVICES (0.3%)
  Outback Steakhouse (A)                 5,250         205,899
                                                 --------------

 DEFENSE (0.5%)
  Litton Industries (A)                  4,600         330,050
                                                 --------------

 FINANCE (2.8%)
  American Financial Group               7,200         245,250
  Comdisco, Inc.                        11,000         281,875
  Countrywide Credit Industries, Inc.    2,700         115,425
  E Trade Group (A)                     16,400         654,463
  Finova Group, Inc.                     6,000         315,750
  Greenpoint Financial Co.               8,900         292,031
                                                 --------------
                                                     1,904,794
                                                 --------------
 FOOD (4.6%)
  Bob Evans Farms                        8,300         164,704
  Brinker International, Inc. (A)       10,700         290,906
  Flowers Industries, Inc.              10,700         232,056
  Hormel Foods                           8,200         330,050
  IBP, Inc.                             12,400         294,500
  Interstate Bakeries Corp.             10,300         231,106
  Starbucks Corp. (A)                   12,900         483,348
  Suiza Foods Co. (A)                    7,300         305,687
  Tyson Foods, Inc.                     21,200         477,000
  U.S. Foodservice, Inc. (A)             7,000         298,375
                                                 --------------
                                                     3,107,732
                                                 --------------
 HEALTHCARE (2.8%)
  Beckman Coulter                        4,400         213,950
  Covance, Inc. (A)                      3,500          83,781
  Health Management Assoc. Inc. (A)     26,875         302,344
  PacifiCare Health Systems (A)          3,200         230,200
  Quintiles Transnational Corp. (A)      6,900         289,585
  Trigon Healthcare (A)                  7,800         283,725
  VISX Inc. (A)                          6,600         523,256
                                                 --------------
                                                     1,926,841
                                                 --------------
 HOME CONSTRUCTION (0.2%)
  Clayton Homes, Inc.                    9,437         107,936
                                                 --------------


                                     NO. OF          MARKET
                                     SHARES          VALUE
                                   ------------   -------------
 INDUSTRIAL (2.8%)
  Cintas Corp.                          10,700    $    718,572
  Convegys Corp. (A)                    12,000         231,000
  Hillenbrand Industries, Inc.           2,200          95,150
  Minerals Technologies, Inc.            2,600         145,113
  Modis Professional Services,
    Inc. (A)                            16,400         225,500
  Pentair, Inc.                          5,500         251,625
  Teleflex, Inc.                         5,500         238,906
                                                 --------------
                                                     1,905,866
                                                 --------------
 INSURANCE (2.0%)
  Ambac Financial Group, Inc.            4,200         239,925
  Hartford Life Inc.                     3,000         157,875
  Old Republic International
    Corp.                                9,250         160,141
  Oxford Health Plans, Inc. (A)          6,200          96,294
  PMI Group, Inc.                        4,800         301,500
  Protective Life Corp.                  7,000         231,000
  ReliaStar Financial                    4,000         175,000
                                                 --------------
                                                     1,361,735
                                                 --------------
 INTERGRATED ENERGY (0.3%)
  Noble Affiliates                       7,800         219,863
                                                 --------------

 LODGING-HOTELS (0.7%)
  Mandalay Resort Group (A)             14,400         304,200
  Promus Hotel  (A)                      6,200         192,200
                                                 --------------
                                                       496,400
                                                 --------------
 MEDIA-CABLE (1.3%)
  Media General, Inc.                    4,300         219,300
  TCA Cable TV, Inc.                     3,700         205,119
  Univision Communications, Inc. (A)     7,500         495,000
                                                 --------------
                                                       919,419
                                                 --------------
 MEDIA-NONCABLE (2.1%)
  Hispanic Broadcasting Corp. (A)        2,300         174,441
  Houghton Mifflin                       6,400         301,200
  Reader's Digest Association, Inc.      7,700         306,075
  Snyder Communications (A)              7,600         248,900
  Washington Post Co.                      710         381,802
                                                 --------------
                                                     1,412,418
                                                 --------------
 METALS (0.4%)
  Ryerson Tull                          12,500         282,031
                                                 --------------

 NATURAL GAS DISTRIBUTORS (1.3%)
  El Paso Energy Corp.                   9,800         344,837
  KeySpan Energy                         7,900         208,363
  MCN Energy Group, Inc.                 4,200          87,150
  National Fuel Gas Co.                  5,000         242,500
                                                 --------------
                                                       882,850
                                                 --------------
 OIL FIELD (2.9%)
  ENSCO International, Inc.             19,600         390,775
  Global Marine, Inc. (A)               10,900         168,269
  Noble Drilling Corp. (A)              15,600         307,125
  Tidewater, Inc.                       11,100         338,550
  Transocean Offshore, Inc.             13,200         346,500
  Varco International, Inc. (A)         11,700         127,969
  Weatherford International, Inc. (A)    7,500         274,687
                                                 --------------
                                                     1,953,875
                                                 --------------
 PAPER (1.9%)
  Consolidated Papers, Inc.             11,200         299,600
  Georgia-Pacific Group                  9,000         227,250
  Reynolds & Reynolds Co.               12,800         298,400
  Sonoco Products Co.                    6,950         208,066
  Wausau Mosinee Paper Co.              15,800         284,400
                                                 --------------
                                                     1,317,716
                                                 --------------
 PHARMACEUTICALS (4.6%)
  Bergen Brunswig Corp.                 12,550         216,488
  Biogen Inc. (A)                       12,400         797,863
  Centocor, Inc. (A)                     4,800         223,950
  Chiron Corp. (A)                      14,700         304,566
  Forest Labs (A)                        7,900         365,375
  Genzyme Corp. (A)                      7,600         368,363
  Genzyme Molecular Oncology (A)             5              24
  Medimmune Inc. (A)                     5,900         400,647
  Omnicare, Inc.                         6,000          75,750
  Sepracor Inc. (A)                      2,200         178,475
  STERIS Corp. (A)                      11,800         228,625
                                                 --------------
                                                     3,160,126
                                                 --------------
 RAILROADS (0.3%)
  Trinity Industries                     6,700         224,450
                                                 --------------

 REFINING (1.3%)
  Murphy Oil Corp.                       3,000         146,437
  Tosco Corp.                           10,300         267,156
  Ultramar Diamond Shamrock Corp.       10,700         233,394
  Valero Energy Corp.                   10,100         216,519
                                                 --------------
                                                       863,506
                                                 --------------
 RETAILERS (5.4%)
  Abercrombie & Fitch Co. (A)           11,200         537,600
  Barnes & Noble (A)                     4,700         128,663
  Bed Bath & Beyond, Inc. (A)           10,000         384,375
  BJ's Wholesale Club (A)                9,900         297,619
  Callaway Golf                         17,400         254,475
  Dollar Tree Stores (A)                 3,900         171,478
  Family Dollar Stores, Inc.            22,800         547,200
  Lands' End (A)                         5,000         242,500
  OfficeMax, Inc. (A)                    7,880          94,560
  Ross Stores, Inc.                      7,300         367,053
  Saks, Inc. (A)                        14,100         407,138
  Tiffany & Co.                          2,500         241,250
                                                 --------------
                                                     3,673,911
                                                 --------------

                                     NO. OF          MARKET
                                     SHARES          VALUE
                                   ------------   -------------
 SERVICES (4.3%)
  Apollo Group, Inc. (A)                 5,800    $    153,882
  Cadence Design Systems (A)            15,750         200,813
  Concord EFS, Inc. (A)                 12,200         516,594
  Lincare Holdings, Inc. (A)             9,100         227,785
  Robert Half International,
    Inc. (A)                             6,500         169,000
  Sotheby's Holdings, Inc.               7,200         274,500
  Stryker Corp.                          6,900         414,862
  SunGard Data Systems, Inc. (A)        10,900         376,050
  Xilinx, Inc. (A)                      10,600         607,182
                                                 --------------
                                                     2,940,668
                                                 --------------
 SUPERMARKETS (0.5%)
  Hannaford Brothers Co.                 5,800         310,300
                                                 --------------

 TECHNOLOGY (20.7%)
  Altera Corp. (A)                      14,200         522,294
  American Power Conversion (A)         25,800         518,420
  Analog Devices, Inc. (A)              11,900         597,231
  Atmel Corp. (A)                        7,700         201,404
  Cambridge Technology Partners (A)      5,300          92,916
  Citrix Systems, Inc. (A)               8,400         473,288
  Compuware Corp. (A)                    8,400         266,963
  Comverse Technology, Inc. (A)          7,950         599,728
  Fiserv Inc. (A)                        5,725         179,443
  General Instrument Corp. (A)           3,600         153,000
  Intuit, Inc. (A)                       6,100         550,144
  Investment Technology Group            5,700         184,537
  Jabil Circuit (A)                      3,900         175,988
  Legato Systems, Inc. (A)               7,200         416,025
  Lexmark International Group,
     Inc. (A)                           13,200         872,025
  Linear Technology Corp.               11,000         740,437
  Maxim Integrated Products (A)          7,700         512,050
  Molex, Inc.                            9,000         332,438
  NCR Corp. (A)                          9,300         453,956
  QUALCOMM Inc. (A)                     10,200       1,464,019
  Quantum Corp. (A)                      9,700         233,406
  Rational Software Corp. (A)           10,900         359,360
  Sanmina Corp. (A)                      6,400         485,600
  Siebel Systems, Inc. (A)              10,200         676,069
  Sterling Commerce, Inc. (A)            8,500         310,250
  Symbol Technologies, Inc.              6,300         232,313
  Synopsys Inc. (A)                      4,000         220,625
  Tech Data Corp. (A)                    9,700         370,722
  Teradyne Inc. (A)                      5,600         401,800
  VERITAS Software Corp. (A)             4,500         427,360
  Vishay Intertechnology, Inc. (A)      19,625         412,125
  Vitesse Semiconductor Corp. (A)        9,400         635,969
                                                 --------------
                                                    14,071,905
                                                 --------------
 TELECOMMUNICATIONS (2.1%)
  ADC Telecommunications, Inc. (A)       8,900         405,228
  Aliant Communications, Inc.            9,100         420,875
  CenturyTel Inc.                        2,625         104,344
  Comsat Corp.                           5,900         191,750
  Qwest Communications (A)               4,400         145,613
  Winstar Communications (A)             3,900         190,247
                                                 --------------
                                                     1,458,057
                                                 --------------
 TEXTILE (1.1%)
  Jones Apparel Group, Inc. (A)          7,000         240,188
  Shaw Industries                       17,900         295,350
  Westpoint Stevens                      7,700         229,556
                                                 --------------
                                                       765,094
                                                 --------------
 TOBACCO (0.5%)
  RJ Reynolds Tobacco Holding,
    Inc. (A)                             7,900         248,850
  Universal Corp.                        2,300          65,406
                                                 --------------
                                                       314,256
                                                 --------------
 TRANSPORTATION (1.3%)
  Airborne Freight Corp.                 8,273         229,059
  CNF Transportation                     6,400         245,600
  GATX Corp.                             7,800         296,887
  J.B. Hunt Transportation
   Services, Inc.                        7,000         113,969
                                                 --------------
                                                       885,515
                                                 --------------
 UTILITIES (7.4%)
  Alltel Corp.                           3,446         246,389
  Constellation Energy Group             4,600         136,275
  Dominion Resources, Inc.               3,400         147,262
  Energy East                            9,100         236,600
  FirstEnergy Corp.                      7,900         244,900
  MidAmerican Energy Holding (A)         9,200         318,550
  Minnesota Power, Inc.                 12,800         254,400
  Montana Power Co.                      8,300         585,150
  New England Electric System            7,300         365,913
  Nisource, Inc.                        15,000         387,188
  Northeast Utilities (A)                8,500         150,344
  OGE Energy Corp.                      12,700         301,625
  Pinnacle West Capital Corp.           10,100         406,525
  Public Service of New Mexico          13,600         270,300
  SCANA Corp.                           14,300         334,262
  TECO Energy, Inc.                     17,000         386,750
  Wisconsin Energy                      10,900         273,181
                                                 --------------
                                                     5,045,614
                                                 --------------

   TOTAL COMMON STOCKS
    (COST $57,879,644)                              65,184,857
                                                 --------------


                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
                                   ------------   -------------
SHORT-TERM INVESTMENTS (4.3%)

 COMMERCIAL PAPER (3.0%)
  Ford Motor Credit Co.,
   5.71% due July 1, 1999         $    625,000    $    625,000
  Providian Master Trust,
   4.92% due July 7, 1999            1,450,000       1,448,497
                                                 --------------
                                                     2,073,497
                                                 --------------
 U.S. TREASURY (1.3%)
  United States of America
   Treasury,
   4.81% due April 27, 2000 (B)        900,000         865,384
                                                 --------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $2,939,214)                    2,938,881
                                                 --------------
                                    NOTIONAL
                                      VALUE
                                   ------------
FUTURES CONTRACTS (0.0%)

  S&P 400 MidCap Index,
   Exp. September, 1999 (C)       $  3,145,125               -
                                                 --------------

   TOTAL INVESTMENTS (100%)
    (COST $60,818,858) (D)                        $ 68,123,738
                                                 ==============

NOTES

(A) Non-income Producing Security.

(B) Par value of $750,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 1999, net unrealized appreciation for all securities was $7,304,880. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $10,648,427 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $3,343,547.

                       See Notes to Financial Statements

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














                              Investment Advisers
                              -------------------
                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                             Hartford, Connecticut
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES

                            Independent Accountants
                            -----------------------
                                    KPMG LLP
                             Hartford, Connecticut

                                   Custodian
                                   ---------
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York

The financial information included herein has been taken from the records of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities. This financial information has not been audited by the Accounts' independent accountants, who therefore express no opinion concerning its accuracy. However, it is management's opinion that all proper adjustments have been made.

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, or The Travelers Timed Aggressive Stock Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.




















VG-182  (Semi-Annual)  (6-99)  Printed in U.S.A.